EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                        REQUIRED BY RULE 13a-14(b) OF THE
                SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

      Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of International Wire Group, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that:

        (i) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2007 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

        (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      /s/ RODNEY D. KENT
                                      ------------------------------
                                      Name:  Rodney D. Kent
                                      Title: Chief Executive Officer


Dated: May 15, 2007